Exhibit 10.1

REGISTRATION RIGHTS AND LOCK-UP AGREEMENT

This Registration Rights and Lock-Up Agreement (this “Agreement”), dated as of October 1, 2021, is among Wallbox N.V., a public company with limited liability incorporated under the laws of the Netherlands (naamloze vennootschap) (the “Company”) and the parties listed on Schedule A (each, a “Holder” and collectively, the “Holders”). Capitalized terms used but not defined herein have the meanings assigned to them in the Business Combination Agreement, dated as of the date hereof (the “Business Combination Agreement”), among the Company, Kensington Capital Acquisition Corp. II, a Delaware corporation (“Kensington”), Orion Merger Sub Corp., a Delaware corporation (“Merger Sub”), and Wall Box Chargers, S.L., a company organized under the laws of Spain (“Wallbox”).

WHEREAS, the Company, Kensington, Merger Sub and Wallbox are parties to the Business Combination Agreement, pursuant to which, among other things, (a) pursuant to the terms of that certain Contribution and Exchange Agreement (the “Exchange Agreement”) and in accordance with the Dutch Civil Code (Burgerlijk Wetboek), Kensington, the Company, Merger Sub and Wallbox will enter into a business combination transaction pursuant to which, among other things, (a) pursuant to the Exchange Agreement each holder of Wallbox convertible notes (the “Convertible Noteholders”), after the execution of the Business Combination Agreement and prior to the Exchange Effective Time, will convert its respective convertible notes in exchange for the issuance of Ordinary Shares to be subscribed for by such Convertible Noteholder (such conversions and exchanges of Company Convertible Notes, collectively, the “Convert Exchange”), (b) pursuant to the Exchange Agreement each holder of Wallbox ordinary shares (including ordinary shares issued as a result of the conversion of the convertible notes) (the “Wallbox Ordinary Shareholders”), effective immediately prior to the Merger Effective Time (the “Exchange Effective Time”), will contribute its respective Wallbox ordinary shares to the Company in exchange for the issuance of Ordinary Shares to be subscribed for by such Wallbox Ordinary Shareholder (such contributions and exchanges of Company Ordinary Shares, collectively, the “Ordinary Exchange” and, together with the Convert Exchange, the “Exchanges”), (c) as a result of the Ordinary Exchange Wallbox will become a wholly-owned subsidiary of the Company and (d) following the consummation of the Exchanges, Merger Sub will merge with and into Kensington, with Kensington surviving such merger and, as a result of such Merger, all shares of Kensington Common Stock (other than Excluded Shares, as defined in the Business Combination Agreement) outstanding immediately prior to the Merger Effective Time shall be converted into shares of New Kensington Common Stock, which shares shall immediately thereafter be exchanged for the right to receive the Merger Consideration in the form of Ordinary A Shares, as set forth in the Business Combination Agreement, and thereafter the New Kensington Common Stock shall be exchanged by means of a contribution in kind for Ordinary A Shares with the result that Kensington will become a direct wholly-owned subsidiary of Holdco (the merger, together with the automatic exchange, the “Merger”). Concurrently with the signing of the Business Combination Agreement and on September 29, 2021, certain investors have entered into subscription agreements relating to the purchase of Ordinary Shares immediately following the consummation of the Merger (the “PIPE”);

WHEREAS, the Company and the Holder designated as an “Original Holder” on Schedule A (the “Original Holder”) are parties to the Registration Rights Agreement dated as of February 25, 2021 (the “Prior Agreement”);

WHEREAS, the Original Holder currently holds an aggregate of 5,750,000 shares of the Kensington’s Class B common stock, par value $0.0001 per share (the “Founder Shares”);

WHEREAS, the Original Holder currently holds an aggregate of 8,800,000 redeemable warrants (the “Kensington Warrants”) to purchase shares of Kensington’s Class A common stock, par value $0.0001 per share, at an exercise price of $11.50 per share;

WHEREAS, the Holders designated as “New Holders” on Schedule A, being all of the Wallbox Ordinary Shareholders as of the date of the Business Combination Agreement, (the “New Holders”) will receive Ordinary Shares upon consummation of the Closing pursuant to the Business Combination Agreement;

WHEREAS, at the Effective Time, the Founder Shares will be converted into the same number of Ordinary A Shares and the Kensington Warrants will be converted into the same number of warrants of the Company, each warrant with the right to acquire one (1) Ordinary A Share (the “Private Placement Warrants”); and

WHEREAS, contingent upon the Closing and effective as of the Effective Time, the parties to the Prior Agreement desire to terminate the Prior Agreement and to provide for certain rights and obligations included herein and to include the New Holders.

NOW, THEREFORE, in consideration of the foregoing, the parties hereby agree as follows:

ARTICLE I

DEFINITIONS

Section 1.1. Definitions. For purposes of this Agreement, the following terms and variations thereof have the meanings set forth below:

“Adverse Disclosure” shall mean any public disclosure of material non-public information, which disclosure, in the good faith judgment of the Chief Executive Officer or Chief Financial Officer of the Company, after consultation with outside counsel to the Company, (i) would be required to be made in any Registration Statement or Prospectus in order for the applicable Registration Statement or Prospectus not to contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements contained therein (in the case of any prospectus and any preliminary prospectus, in the light of the circumstances under which they were made) not misleading, (ii) would not be required to be made at such time if the Registration Statement were not being filed, and (iii) the Company has a bona fide business purpose for not making such information public.

“Agreement” shall have the meaning given in the Preamble.

“Board” shall mean the Board of Directors of the Company.

“Business Combination” shall mean any merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization or other similar business combination with one or more businesses, involving the Company.

“Business Combination Agreement” shall have the meaning given in the Preamble.

“Business Day” means a day other than Saturday, Sunday or other day on which commercial banks in New York, New York are authorized or required by law to close.

“Change in Control” means the transfer (whether by tender offer, merger, stock purchase, consolidation or other similar transaction), in one transaction or a series of related transactions, to a person or group of affiliated persons of the Company’s voting securities if, after such transfer, such person or group of affiliated persons would hold more than 50% of outstanding voting securities of the Company (or surviving entity) or would otherwise have the power to control the board of directors of the Company or to direct the operations of the Company.

“Commission” means the Securities and Exchange Commission.

“Company” shall have the meaning given in the Preamble.

“Convert Exchange” shall have the meaning given in the Recitals.

“Demand Registration” shall have the meaning given in subsection 2.1.1.

“Demand Requesting Holder” shall have the meaning given in subsection 2.1.1.

“Demanding Holders” shall have the meaning given in subsection 2.1.1.

“Effectiveness Deadline” shall have the meaning given in subsection 2.3.1.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as it may be amended from time to time.

“Form F-1” means a Registration Statement on Form F-1 or any comparable successor form or forms thereto.

“Form F-3” means a Registration Statement on Form F-3 or any comparable successor form or forms thereto.

“Founder Shares” shall have the meaning given in the Recitals.

“Holders” shall have the meaning given in the Preamble.

“Exchange Agreement” shall have the meaning given in the Recitals.

“Exchange Effective Time” shall have the meaning given in the Recitals.

“Exchanges” shall have the meaning given in the Recitals.

“Kensington” shall have the meaning given in the Preamble.

“Maximum Number of Securities” shall have the meaning given in subsection 2.1.4.

“Merger Sub” shall have the meaning given in the Preamble.

“Misstatement” shall mean an untrue statement of a material fact or an omission to state a material fact required to be stated in a Registration Statement or Prospectus, or necessary to make the statements in a Registration Statement or Prospectus in the light of the circumstances under which they were made not misleading.

“New Holder Lock-up Period” shall have the meaning given in subsection 5.1.1.

“New Holders” shall have the meaning given in the Recitals.

“New Registration Statement” shall have the meaning given in subsection 2.3.4.

“Ordinary A Shares” means Class A ordinary shares of the Company with a nominal value of €0.12 per share.

“Ordinary B Shares” means Class B ordinary shares of the Company with a nominal value of €1.20 per share.

“Ordinary Exchange” shall have the meaning given in the Recitals.

“Ordinary Shares” means Ordinary A Shares and Ordinary B Shares.

“Original Holder” shall have the meaning given in the Recitals.

“Original Holder Lock-Up Period” shall have the meaning given in subsection 5.1.2.

“Piggyback Registration” shall have the meaning given in subsection 2.3.1.

“PIPE” shall have the meaning given in the Recitals.

“Prior Agreement” shall have the meaning given in the Recitals.

“Private Placement Warrants” shall have the meaning given in the Recitals.

“Pro Rata” shall have the meaning given in subsection 2.1.4.

“Prospectus” shall mean the prospectus included in any Registration Statement, as supplemented by any and all prospectus supplements and as amended by any and all post-effective amendments and including all material incorporated by reference in such prospectus.

“Registrable Security”, “Registrable Securities” shall mean (a) the Private Placement Warrants (including any Ordinary Shares issued or issuable upon the exercise of any such Private Placement Warrants), (b) any outstanding Ordinary Shares or any other equity security (including the shares of Ordinary Shares issued or issuable upon the exercise of any other equity security) of the Company held by a Holder as of the Closing Date (including the Ordinary Shares issued pursuant to the Business Combination Agreement), and (c) any other equity security of the Company issued or issuable with respect to any such share of Ordinary Shares by way of a share dividend or share split or in connection with a combination of shares, recapitalization, merger, consolidation or reorganization; provided, however, that, as to any particular Registrable Security, such securities shall cease to be Registrable Securities when: (A) a Registration Statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been sold, transferred, disposed of or exchanged in accordance with such Registration Statement; (B) such securities shall have been otherwise transferred, new certificates or evidence of book-entry entitlements for such securities not bearing a legend restricting further transfer shall have been delivered by the Company to the transferee, and subsequent public distribution of such securities shall not require registration under the Securities Act; (C) such securities shall have ceased to be outstanding; (D) such securities, together with all other Registrable Securities held by any Holder, represent less than 5% of the total outstanding Ordinary Shares of the Company; (E) such securities may be sold without registration pursuant to Rule 144 or any successor rule promulgated under the Securities Act (but with no volume or other restrictions or limitations including as to manner or timing of sale); or (F) such securities have been sold to, or through, a broker, dealer or underwriter in a public distribution or other public securities transaction.

“Registration” shall mean a registration effected by preparing and filing a registration statement or similar document in compliance with the requirements of the Securities Act, and the applicable rules and regulations promulgated thereunder, and such registration statement becoming effective.

“Registration Expenses” shall mean the out-of-pocket expenses of a Registration or Underwritten Offering, including, without limitation, the following:

(A) all registration and filing fees (including fees with respect to filings required to be made with the Financial Industry Regulatory Authority, Inc.) and any securities exchange on which the Ordinary Shares is then listed;

(B) fees and expenses of compliance with securities or blue sky laws (including reasonable fees and disbursements of counsel for the Underwriters in connection with blue sky qualifications of Registrable Securities);

(C) printing, messenger, telephone and delivery expenses;

(D) reasonable fees and disbursements of counsel for the Company;

(E) reasonable fees and disbursements of all independent registered public accountants of the Company incurred specifically in connection with such Registration or Underwritten Offering; and

(F) reasonable fees and expenses of one (1) legal counsel selected by the majority-in-interest of the Demanding Holders or the majority-in interest of the Takedown Requesting Holders, as applicable.

“Registration Statement” shall mean any registration statement that covers the Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus included in such registration statement, amendments (including post-effective amendments) and supplements to such registration statement, and all exhibits to and all material incorporated by reference in such registration statement.

“Requesting Holder” shall have the meaning given in subsection 2.3.5.

“Resale Shelf Registration Statement” shall have the meaning given in subsection 2.3.1.

“Securities Act” shall mean the Securities Act of 1933, as amended from time to time.

“Selling Holders” means any Holder electing to sell any of its Registrable Securities in a Registration.

“SEC Guidance” shall have the meaning given in subsection 2.3.4.

“Takedown Requesting Holder” shall have the meaning given in subsection 2.3.5.

“Transfer” means to, directly or indirectly, sell, transfer, assign, pledge, encumber, hypothecate or similarly dispose of, either voluntarily or involuntarily, or to enter into any contract, option or other arrangement or understanding with respect to the sale, transfer, assignment, pledge, encumbrance, hypothecation or similar disposition of, any interest owned by a person or any interest (including a beneficial interest) in, or the ownership, control or possession of, any interest owned by a person.

“Underwriter” shall mean a securities dealer who purchases any Registrable Securities as principal in an Underwritten Offering and not as part of such dealer’s market-making activities.

“Underwritten Registration” or “Underwritten Offering” shall mean a Registration in which securities of the Company are sold to an Underwriter in a firm commitment underwriting for distribution to the public, including for the avoidance of doubt an Underwritten Shelf Takedown.

“Underwritten Shelf Takedown” shall have the meaning given in subsection 2.3.5.

“Wallbox” shall have the meaning given in the Preamble.

“Wallbox Convertible Notes” shall have the meaning given in the Recitals.

“Wallbox Ordinary Shares” shall have the meaning given in the Recitals.

ARTICLE II

REGISTRATION

Section 2.1. Demand Registration.

2.1.1 Request for Registration. Subject to the provisions of subsection 2.1.4 and Section 2.4 hereof, at any time and from time to time following the Effective Time (but subject to Article V), Holders holding at least 15% in interest of the then-outstanding number of Registrable Securities held by all Holders (such Holders, the “Demanding Holders”) may make a written demand for Registration of all or part of their Registrable Securities on Form F-3 (or, if Form F-3 is not available to be used by the Company at such time, on Form F-1 or another appropriate form permitting Registration of such Registrable Securities for resale by such Demanding Holders), which written demand shall describe the amount and type of securities to be included in such Registration and the intended method(s) of distribution thereof (such written demand a “Demand Registration”). The Company shall, within ten (10) days of the Company’s receipt of the Demand Registration, notify, in writing, all other Holders of Registrable Securities of such demand, and each Holder of Registrable Securities who thereafter wishes to include all or a portion of such Holder’s Registrable Securities in a Registration pursuant to a Demand Registration (each such Holder that includes all or a portion of such Holder’s Registrable Securities in such Registration, a “Demand Requesting Holder”) shall so notify the Company, in writing, within five (5) days after the receipt by the Holder of the notice from the Company. Upon receipt by the Company of any such written notification from a Demand Requesting Holder(s) to the Company, such Demand Requesting Holder(s) shall be entitled to have their Registrable Securities included in a Registration pursuant to a Demand Registration and the Company shall effect, as soon thereafter as practicable, but not more than sixty (60) days immediately after the Company’s receipt of the Demand Registration, the Registration of all Registrable Securities requested by the Demanding Holders and Demand Requesting Holders pursuant to such Demand Registration. Under no circumstances shall the Company be obligated to effect more than an aggregate of (i) three (3) Registrations pursuant to a Demand Registration under this subsection 2.1.1 initiated by New Holders, or (ii) one (1) Registration pursuant to a Demand Registration under this subsection 2.1.1 initiated by the Original Holder.

2.1.2 Effective Registration. Notwithstanding the provisions of subsection 2.1.1 above or any other part of this Agreement, a Registration pursuant to a Demand Registration shall not count as a Registration unless and until (i) the Registration Statement filed with the Commission with respect to a Registration pursuant to a Demand Registration has been declared effective by the Commission and (ii) the Company has complied with all of its obligations under this Agreement with respect thereto; provided, further, however, that if, after such Registration Statement has been declared effective, an offering of Registrable Securities in a Registration pursuant to a Demand Registration is subsequently interfered with by any stop order or injunction of the Commission, federal or state court or any other governmental agency, the Registration Statement with respect to such Registration shall be deemed not to have been declared effective for purposes of counting Registrations under subsection 2.1.1 above unless and until (i) such stop order or injunction is removed, rescinded or otherwise terminated, and (ii) a majority-in-interest of the Demanding Holders initiating such Demand Registration thereafter affirmatively elect to continue with such Registration and accordingly notify the Company in writing, but in no event later than five (5) days, of such election; provided, further, however, that the Company shall not be obligated or required to file another Registration Statement until the Registration Statement that has been previously filed with respect to a Registration pursuant to a Demand Registration becomes effective or has been terminated.

2.1.3 Underwritten Offering. Subject to the provisions of subsection 2.1.4 and Section 2.4 hereof, if a majority-in-interest of the Demanding Holders advise the Company as part of their Demand Registration that the offering of the Registrable Securities pursuant to such Demand Registration shall be in the form of an Underwritten Offering, then the right of such Demanding Holder or Demand Requesting Holder (if any) to include its Registrable Securities in such Registration shall be conditioned upon such Holder’s participation in such Underwritten Offering and the inclusion of such Holder’s Registrable Securities in such Underwritten Offering to the extent provided herein. All such Holders proposing to distribute their Registrable Securities through an Underwritten Offering under this subsection 2.1.3 shall enter into an underwriting agreement in customary form with the Underwriter(s) selected for such Underwritten Offering by the Company, which Underwriter(s) shall be reasonably acceptable to a majority-in-interest of the Demanding Holders initiating the Demand Registration.

2.1.4 Reduction of Underwritten Offering. If the managing Underwriter or Underwriters in an Underwritten Registration pursuant to a Demand Registration, in good faith, advises the Company, the Demanding Holders and the Demand Requesting Holders (if any) in writing that the dollar amount or number of Registrable Securities that the Demanding Holders and the Demand Requesting Holders (if any) desire to sell, taken together with all other Ordinary Shares or other equity securities that the Company desires to sell and the Ordinary Shares, if any, as to which a Registration has been requested pursuant to separate written contractual piggy-back registration rights held by any other stockholders who desire to sell, exceeds the maximum dollar amount or maximum number of equity securities that can be sold in the Underwritten Offering without adversely affecting the proposed offering price, the timing, the distribution method, or the probability of success of such offering (such maximum dollar amount or maximum number of such securities, as applicable, the “Maximum Number of Securities”), then the Company shall include in such Underwritten Offering, as follows: (i) first, the Registrable Securities of the Demanding Holders and the Demand Requesting Holders (if any) (pro rata based on the respective number of Registrable Securities that each Demanding Holder and Demand Requesting Holder (if any) has requested be included in such Underwritten Registration and the aggregate number of Registrable Securities that the Demanding Holders and Demand Requesting Holders have requested be included in such Underwritten Registration (such proportion is referred to herein as “Pro Rata”)) that can be sold without exceeding the Maximum Number of Securities; (ii) second, to the extent that the Maximum Number of Securities has not been reached under the foregoing clause (i), Ordinary Shares or other equity securities that the Company desires to sell, which can be sold without exceeding the Maximum Number of Securities; and (iii) third, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (i) and (ii), Ordinary Shares or other equity securities of other persons or entities that the Company is obligated to register in a Registration pursuant to separate written contractual arrangements with such persons and that can be sold without exceeding the Maximum Number of Securities.

2.1.5 Demand Registration Withdrawal. A majority-in-interest of the New Holders or the Original Holder, as the case may be, in the case of a Registration under subsection 2.1.1 initiated by the New Holders or the Original Holder, as the case may be, or a majority-in-interest of the Demand Requesting Holders (if any) shall have the right to withdraw from a Registration pursuant to such Demand Registration for any or no reason whatsoever upon written notification to the Company and the Underwriter(s) (if any) of their intention to withdraw from such Registration prior to the effectiveness of the Registration Statement filed with the Commission with respect to the Registration of their Registrable Securities pursuant to such Demand Registration. If a majority-in-interest of the Demanding Holders initiating a Demand Registration or a majority-in-interest of the Demand Requesting Holders (if any) withdraws from a proposed offering pursuant to this Section 2.1.5, then such registration shall not count as a Demand Registration provided for in Section 2.1. Notwithstanding anything to the contrary in this Agreement, the Company shall be responsible for the Registration Expenses incurred in connection with a Registration pursuant to a Demand Registration prior to its withdrawal under this subsection 2.1.5.

Section 2.2. Piggyback Registration.

2.2.1 Piggyback Rights. If the Company proposes to file a Registration Statement under the Securities Act with respect to an offering of equity securities, or securities or other obligations exercisable or exchangeable for, or convertible into equity securities, for its own account or for the account of stockholders of the Company (or by the Company and by the stockholders of the Company including, without limitation, pursuant to Section 2.1), other than a Registration Statement (i) filed in connection with any employee stock option or other benefit plan, (ii) for an exchange offer or offering of securities solely to the Company’s existing stockholders, (iii) for an offering of debt that is convertible into equity securities of the Company or (iv) for a dividend reinvestment plan, then the Company shall give written notice of such proposed filing to all of the Holders of Registrable Securities as soon as practicable but not less than ten (10) days before the anticipated filing date of such Registration Statement, which notice shall (A) describe the amount and type of securities to be included in such offering, the intended method(s) of distribution, and the name of the proposed managing Underwriter(s), if any, in such offering, and (B) offer to all of the Holders of Registrable Securities the opportunity to register the sale of such number of Registrable Securities as such Holders may request in writing within five (5) days after receipt of such written notice (such Registration a “Piggyback Registration”). The Company shall, in good faith, cause such Registrable Securities to be included in such Piggyback Registration and shall use its reasonable best efforts to cause the managing Underwriter(s) of a proposed Underwritten Offering to permit the Registrable Securities requested by the Holders pursuant to this subsection 2.2.1 to be included in a Piggyback Registration on the same terms and conditions as any similar securities of the Company included in such Registration and to permit the sale or other disposition of such Registrable Securities in accordance with the intended method(s) of distribution thereof. All such Holders proposing to distribute their Registrable Securities through an Underwritten Offering under this subsection 2.2.1 shall enter into an underwriting agreement in customary form with the Underwriter(s) selected for such Underwritten Offering by the Company.

2.2.2 Reduction of Piggyback Registration. If the managing Underwriter(s) in an Underwritten Registration that is to be a Piggyback Registration, in good faith, advises the Company and the Holders of Registrable Securities participating in the Piggyback Registration in writing that the dollar amount or number of Ordinary Shares that the Company desires to sell, taken together with (i) the Ordinary Shares, if any, as to which Registration has been demanded pursuant to separate written contractual arrangements with persons or entities other than the Holders of Registrable Securities hereunder, (ii) the Registrable Securities as to which registration has been requested pursuant to Section 2.2 hereof, and (iii) the Ordinary Shares, if any, as to which Registration has been requested pursuant to separate written contractual piggy-back registration rights of other stockholders of the Company, exceeds the Maximum Number of Securities, then:

(i)

If the Registration is undertaken for the Company’s account, the Company shall include in any such Registration (A) first, Ordinary Shares or other equity securities that the Company desires to sell, which can be sold without exceeding the Maximum Number of Securities; (B) second, to the extent that the Maximum Number of Securities has not been reached under the foregoing clause (A), the Registrable Securities of Holders exercising their rights to register their Registrable Securities pursuant to subsection 2.2.1 hereof, pro rata, based on the respective number of Registrable Securities that each Holder has so requested, which can be sold without exceeding the Maximum Number of Securities; and (C) third, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (A) and (B), Ordinary Shares, if any, as to which Registration has been requested pursuant to written contractual piggy-back registration rights of other stockholders of the Company, which can be sold without exceeding the Maximum Number of Securities; and

(ii)

If the Registration is pursuant to a request by persons or entities other than the Holders of Registrable Securities, then the Company shall include in any such Registration (A) first, Ordinary Shares or other equity securities, if any, of such requesting persons or entities, other than the Holders of Registrable Securities, which can be sold without exceeding the Maximum Number of Securities; (B) second, to the extent that the Maximum Number of Securities has not been reached under the foregoing clause (A), the Registrable Securities of Holders exercising their rights to register their Registrable Securities pursuant to subsection 2.2.1, pro rata based on the respective number of Registrable Securities that each Holder has requested be included in such Underwritten Registration and the aggregate number of Registrable Securities that the Holders have requested to be included in such Underwritten Registration, which can be sold without exceeding the Maximum Number of Securities; (C) third, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (A) and (B), Ordinary Shares or other equity securities that the Company desires to sell, which can be sold without exceeding the Maximum Number of Securities; and (D) fourth, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (A), (B) and (C), Ordinary Shares or other equity securities for the account of other persons or entities that the Company is obligated to register pursuant to separate written contractual arrangements with such persons or entities, which can be sold without exceeding the Maximum Number of Securities.

2.2.3 Piggyback Registration Withdrawal. Any Holder of Registrable Securities shall have the right to withdraw from a Piggyback Registration for any or no reason whatsoever upon written notification to the Company and the Underwriter or Underwriters (if any) of his, her or its intention to withdraw from such Piggyback Registration prior to the effectiveness of the Registration Statement filed with the Commission with respect to such Piggyback Registration. The Company (whether on its own good faith determination or as the result of a request for withdrawal by persons pursuant to separate written contractual obligations) may withdraw a Registration Statement filed with the Commission in connection with a Piggyback Registration at any time prior to the effectiveness of such Registration Statement. Notwithstanding anything to the contrary in this Agreement, the Company shall be responsible for the Registration Expenses incurred in connection with the Piggyback Registration prior to its withdrawal under this subsection 2.2.3.

2.2.4 Unlimited Piggyback Registration Rights. For purposes of clarity, any Registration effected pursuant to Section 2.2 hereof shall not be counted as a Registration pursuant to a Demand Registration effected under Section 2.1 hereof, and there shall be no limit on the number of Piggyback Registrations.

2.2.5 Right to Terminate Registration. The Company shall have the right to terminate or withdraw any registration initiated by it under this Section 2.2 prior to the effectiveness of such registration whether or not any Holder of Registrable Securities has elected to include securities in such registration.

Section 2.3. Resale Shelf Registration Rights

2.3.1 Registration Statement Covering Resale of Registrable Securities. The Company shall prepare and file or cause to be prepared and filed with the Commission, no later than forty-five (45) days following the Closing Date (the “Filing Deadline”), a Registration Statement for an offering to be made on a continuous basis pursuant to Rule 415 of the Securities Act or any successor thereto registering the resale from time to time by Holders of all of the Registrable Securities held by the Holders (the “Resale Shelf Registration Statement”). The Resale Shelf Registration Statement shall be on Form F-3 (or, if Form F-3 is not available to be used by the Company at such time, on Form F-1 or another appropriate form permitting Registration of such Registrable Securities for resale). If the Resale Shelf Registration Statement is initially filed on Form F-1 and thereafter the Company becomes eligible to use Form F-3 for secondary sales, the Company shall, as promptly as practicable, cause such Resale Shelf Registration Statement to be amended, or shall file a new replacement Resale Shelf Registration Statement, such that the Resale Shelf Registration Statement is on Form F-3. The Company shall use reasonable best efforts to cause the Resale Shelf Registration Statement to be declared effective as soon as possible after filing, but in no event later than sixty (60) days following the Filing Deadline (the “Effectiveness Deadline”); provided, however, that the Effectiveness Deadline shall be extended to one hundred twenty (120) days after the Filing Deadline if the Registration Statement is reviewed by, and receives comments from, the Commission; provided, however, that the Company’s obligations to include the Registrable Securities held by a Holder in the Resale Shelf Registration Statement are contingent upon such Holder furnishing in writing to the Company such information regarding the Holder, the securities of the Company held by the Holder and the intended method of disposition of the Registrable Securities as shall be reasonably requested by the Company to effect the registration of the Registrable Securities, and the Holder shall execute such documents in connection with such registration as the Company may reasonably request that are customary of a selling stockholder in similar situations. Once effective, the Company shall use reasonable best efforts to keep the Resale Shelf Registration Statement and Prospectus included therein continuously effective and to be supplemented and amended to the extent necessary to ensure that such Registration Statement is available or, if not available, to ensure that another Registration Statement is available, under the Securities Act at all times until the earliest of (i) the date on which all Registrable Securities and other securities covered by such Registration Statement have been disposed of in accordance with the intended method(s) of distribution set forth in such Registration Statement and (ii) the date on which all Registrable Securities and other securities covered by such Registration Statement have ceased to be Registrable Securities. The Registration Statement filed with the Commission pursuant to this subsection 2.3.1 shall contain a prospectus in such form as to permit any Holder to sell such Registrable Securities pursuant to Rule 415 under the Securities Act (or any successor or similar provision adopted by the Commission then in effect) at any time beginning on the effective date for such Registration Statement (subject to lock-up restrictions provided in Section 5.1 of this Agreement), and shall provide that such Registrable Securities may be sold pursuant to any method or combination of methods legally available to, and requested by, Holders.

2.3.2 Notification and Distribution of Materials. The Company shall notify the Holders in writing of the effectiveness of the Resale Shelf Registration Statement as soon as practicable, and in any event within one (1) Business Day after the Resale Shelf Registration Statement becomes effective, and shall furnish to them, without charge, such number of copies of the Resale Shelf Registration Statement (including any amendments, supplements and exhibits), the Prospectus contained therein (including each preliminary prospectus and all related amendments and supplements) and any documents incorporated by reference in the Resale Shelf Registration Statement or such other documents as the Holders may reasonably request in order to facilitate the sale of the Registrable Securities in the manner described in the Resale Shelf Registration Statement.

2.3.3 Amendments and Supplements. Subject to the provisions of Section 2.3.1 above, the Company shall promptly prepare and file with the Commission from time to time such amendments and supplements to the Resale Shelf Registration Statement and Prospectus used in connection therewith as may be necessary to keep the Resale Shelf Registration Statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all the Registrable Securities. If any Resale Shelf Registration Statement filed pursuant to Section 2.3.1 is filed on Form F-3 and thereafter the Company becomes ineligible to use Form F-3 for secondary sales, the Company shall promptly notify the Holders of such ineligibility and use its best efforts to file a shelf registration on an appropriate form as promptly as practicable to replace the shelf registration statement on Form F-3 and have such replacement Resale Shelf Registration Statement declared effective as promptly as practicable and to cause such replacement Resale Shelf Registration Statement to remain effective, and to be supplemented and amended to the extent necessary to ensure that such Resale Shelf Registration Statement is available or, if not available, that another Resale Shelf Registration Statement is available, for the resale of all the Registrable Securities held by the Holders until all such Registrable Securities have ceased to be Registrable Securities; provided, however, that at any time the Company once again becomes eligible to use Form F-3, the Company shall cause such replacement Resale Shelf Registration Statement to be amended, or shall file a new replacement Resale Shelf Registration Statement, such that the Resale Shelf Registration Statement is once again on Form F-3.

2.3.4 SEC Cutback. Notwithstanding the registration obligations set forth in this Section 2.3, in the event the Commission informs the Company that all of the Registrable Securities cannot, as a result of the application of Rule 415, be registered for resale as a secondary offering on a single registration statement, the Company agrees to promptly (i) inform each of the Holders thereof and use its reasonable best efforts to file amendments to the Resale Shelf Registration Statement as required by the Commission and/or (ii) withdraw the Resale Shelf Registration Statement and file a new registration statement (a “New Registration Statement”) on Form F-3, or if Form F-3 is not then available to the Company for such registration statement, on such other form available to register for resale the Registrable Securities as a secondary offering; provided, however, that prior to filing such amendment or New Registration Statement, the Company shall use its reasonable best efforts to advocate with the Commission for the registration of all of the Registrable Securities in accordance with any publicly-available written or oral guidance, comments, requirements or requests of the Commission staff (the “SEC Guidance”). Notwithstanding any other provision of this Agreement, if any SEC Guidance sets forth a limitation on the number of Registrable Securities permitted to be registered on a particular Registration Statement as a secondary offering (and notwithstanding that the Company used diligent efforts to advocate with the Commission for the registration of all or a greater number of Registrable Securities), unless otherwise directed in writing by a Holder as to further limit its Registrable Securities to be included on the Registration Statement, the number of Registrable Securities to be registered on such Registration Statement will be reduced on a pro rata basis based on the total number of Registrable Securities held by the Holders, subject to a determination by the Commission that certain Holders must be reduced first based on the number of Registrable Securities held by such Holders. In the event the Company amends the Resale Shelf Registration Statement or files a New Registration Statement, as the case may be, under clauses (i) or (ii) above, the Company will use its reasonable best efforts to file with the Commission, as promptly as allowed by the Commission or SEC Guidance provided to the Company or to registrants of securities in general, one or more registration statements on Form F-3 or such other form available to register for resale those Registrable Securities that were not registered for resale on the Resale Shelf Registration Statement, as amended, or the New Registration Statement.

2.3.5 Underwritten Shelf Takedown. At any time and from time to time after a Resale Shelf Registration Statement has been declared effective by the Commission, the Holders may request to sell all or any portion of the Registrable Securities in an underwritten offering that is registered pursuant to the Resale Shelf Registration Statement (each, an “Underwritten Shelf Takedown”); provided, however, that the Company shall only be obligated to effect an Underwritten Shelf Takedown if such offering shall include securities with a total offering price (including piggyback securities and before deduction of underwriting discounts) reasonably expected to exceed, in the aggregate, $50,000,000. All requests for Underwritten Shelf Takedowns shall be made by giving written notice to the Company at least ten (10) days prior to the public announcement of such Underwritten Shelf Takedown, which shall specify the approximate number of Registrable Securities proposed to be sold in the Underwritten Shelf Takedown and the expected price range (net of underwriting discounts and commissions) of such Underwritten Shelf Takedown. The Company shall include in any Underwritten Shelf Takedown the securities requested to be included by any Holder (each a “Takedown Requesting Holder”) at least 48 hours prior to the public announcement of such Underwritten Shelf Takedown pursuant to written contractual piggyback registration rights of such Holder (including those set forth herein). All such Holders proposing to distribute their Registrable Securities through an Underwritten Shelf Takedown under this subsection 2.3.5 shall enter into an underwriting agreement in customary form with the Underwriter(s) selected for such Underwritten Offering by the majority-in-interest of the Takedown Requesting Holders initiating the Underwritten Shelf Takedown.

2.3.6 Reduction of Underwritten Shelf Takedown. If the managing Underwriter(s) in an Underwritten Shelf Takedown, in good faith, advise the Company and the Takedown Requesting Holders in writing that the dollar amount or number of Registrable Securities that the Takedown Requesting Holders desire to sell, taken together with all other Ordinary Shares or other equity securities that the Company desires to sell, exceeds the Maximum Number of Securities, then the Company shall include in such Underwritten Shelf Takedown, as follows: (i) first, the Registrable Securities of the Takedown Requesting Holders, on a Pro Rata basis, that can be sold without exceeding the Maximum Number of Securities; and (ii) second, to the extent that the Maximum Number of Securities has not been reached under the foregoing clause (i), the Ordinary Shares or other equity securities that the Company desires to sell, which can be sold without exceeding the Maximum Number of Securities.

2.3.7 Registrations effected pursuant to this Section 2.3 shall be counted as Demand Registrations effected pursuant to Section 2.1.

Section 2.4. Restrictions on Registration Rights. Notwithstanding anything to the contrary contained herein, the Company shall not be obligated to (but may, at its sole option) file a Registration Statement pursuant to a Demand Registration request made under Section 2.1 if (A) during the period starting with the date sixty (60) days prior to the Company’s good faith estimate of the date of the filing of, and ending on a date one hundred and twenty (120) days after the effective date of, a Company initiated Registration and provided that the Company has delivered written notice to the Holders prior to receipt of a Demand Registration pursuant to subsection 2.1.1 and that the Company continues to actively employ, in good faith, all reasonable efforts to cause the applicable Registration Statement to become effective (B) the Holders have requested an Underwritten Registration and the Company and the Holders are unable to obtain the commitment of underwriters to firmly underwrite the offer; or (C) in the good faith judgment of the Board such Registration would be seriously detrimental to the Company and the Board concludes as a result that it is essential to defer the filing of such Registration Statement at such time, then in each case the Company shall furnish to such Holders a certificate signed by the Chairman of the Board stating that in the good faith judgment of the Board it would be seriously detrimental to the Company for such Registration Statement to be filed in the near future and that it is therefore essential to defer the filing of such Registration Statement. In such event, the Company shall have the right to defer such filing for a period of not more than thirty (30) days; provided, however, that the Company shall not defer its obligation in this manner more than once in any 12-month period. Notwithstanding anything to the contrary contained in this Agreement, no Registration shall be effected or permitted and no Registration Statement shall become effective, with respect to any Registrable Securities held by any Holder, until after the expiration of periods specified in Article 5.

ARTICLE III

COMPANY PROCEDURES

Section 3.1. General Procedures. If at any time on or after the Effective Time the Company is required to effect the Registration of Registrable Securities, the Company shall use its reasonable best efforts to effect such Registration to permit the sale of such Registrable Securities in accordance with the intended plan of distribution thereof, and pursuant thereto the Company shall, as expeditiously as possible:

3.1.1 prepare and file with the Commission as soon as practicable a Registration Statement with respect to such Registrable Securities and use its reasonable best efforts to cause such Registration Statement to become effective and remain effective until all Registrable Securities covered by such Registration Statement have been sold;

3.1.2 prepare and file with the Commission such amendments and post-effective amendments to the Registration Statement, and such supplements to the Prospectus, as may be reasonably requested by the Holders or any Underwriter of Registrable Securities or as may be required by the rules, regulations or instructions applicable to the registration form used by the Company or by the Securities Act or rules and regulations thereunder to keep the Registration Statement effective until all Registrable Securities covered by such Registration Statement are sold in accordance with the intended plan of distribution set forth in such Registration Statement or supplement to the Prospectus;

3.1.3 prior to filing a Registration Statement or Prospectus, or any amendment or supplement thereto, furnish without charge to the Underwriter(s), if any, and the Holders of Registrable Securities included in such Registration, and such Holders’ legal counsel, copies of such Registration Statement as proposed to be filed, each amendment and supplement to such Registration Statement (in each case including all exhibits thereto and documents incorporated by reference therein), the Prospectus included in such Registration Statement (including each preliminary Prospectus), and such other documents as the Underwriters and the Holders of Registrable Securities included in such Registration or the legal counsel for any such Holders may request in order to facilitate the disposition of the Registrable Securities owned by such Holders;

3.1.4 prior to any public offering of Registrable Securities, use its reasonable best efforts to (i) register or qualify the Registrable Securities covered by the Registration Statement under such securities or “blue sky” laws of such jurisdictions in the United States as the Holders of Registrable Securities included in such Registration Statement (in light of their intended plan of distribution) may request and (ii) take such action necessary to cause such Registrable Securities covered by the Registration Statement to be registered with or approved by such other governmental authorities as may be necessary by virtue of the business and operations of the Company and do any and all other acts and things that may be necessary or advisable to enable the Holders of Registrable Securities included in such Registration Statement to consummate the disposition of such Registrable Securities in such jurisdictions; provided, however, that the Company shall not be required to qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify or take any action to which it would be subject to general service of process or taxation in any such jurisdiction where it is not then otherwise so subject;

3.1.5 cause all such Registrable Securities to be listed on each securities exchange or automated quotation system on which similar securities issued by the Company are then listed;

3.1.6 provide a transfer agent or warrant agent, as applicable, and registrar for all such Registrable Securities no later than the effective date of such Registration Statement;

3.1.7 advise each seller of such Registrable Securities, promptly after it shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the Commission suspending the effectiveness of such Registration Statement or the initiation or threatening of any proceeding for such purpose and promptly use its reasonable best efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued;

3.1.8 advise each Holder of Registrable Securities covered by such Registration Statement, promptly after the Company receives notice thereof, of the time when such registration statement has been declared effective or a supplement to any Prospectus forming a part of such registration statement has been filed;

3.1.9 at least five (5) days prior to the filing of any Registration Statement or Prospectus or any amendment or supplement to such Registration Statement or Prospectus, furnish a copy thereof to each seller of such Registrable Securities or its counsel;

3.1.10 notify the Holders at any time when a Prospectus relating to such Registration Statement is required to be delivered under the Securities Act, of the happening of any event as a result of which the Prospectus included in such Registration Statement, as then in effect, includes a Misstatement, and then to correct such Misstatement as set forth in Section 3.4 hereof;

3.1.11 permit a representative of the Holders, the Underwriter(s), if any, and any attorney or accountant retained by such Holders or Underwriter(s) to participate, at each such person’s own expense, in the preparation of the Registration Statement, and cause the Company’s officers, directors and employees to supply all information reasonably requested by any such representative, Underwriter(s), attorney or accountant in connection with the Registration; provided, however, that such representatives or Underwriter(s) enter into a confidentiality agreement, in form and substance reasonably satisfactory to the Company, prior to the release or disclosure of any such information;

3.1.12 obtain a “cold comfort” letter from the Company’s independent registered public accountants in the event of an Underwritten Registration, in customary form and covering such matters of the type customarily covered by “cold comfort” letters as the managing Underwriter(s) may reasonably request, and reasonably satisfactory to a majority-in-interest of the participating Holders and such managing Underwriter;

3.1.13 on the date the Registrable Securities are delivered for sale pursuant to such Registration, obtain an opinion, dated such date, of counsel representing the Company for the purposes of such Registration, addressed to the Holders, the placement agent or sales agent, if any, and the Underwriter(s), if any, covering such legal matters with respect to the Registration in respect of which such opinion is being given as the Holders, placement agent, sales agent, or Underwriter(s) may reasonably request and as are customarily included in such opinions and negative assurance letters, and reasonably satisfactory to a majority in interest of the participating Holders;

3.1.14 in the event of any Underwritten Offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing Underwriter(s) of such offering;

3.1.15 make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve (12) months beginning with the first day of the Company’s first full calendar quarter after the effective date of the Registration Statement which satisfies the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder (or any successor rule promulgated thereafter by the Commission);

3.1.16 if a Registration, including an Underwritten Offering, involves the Registration of Registrable Securities involving gross proceeds in excess of $50,000,000, use its reasonable efforts to make available senior executives of the Company to participate in customary “road show” presentations that may be reasonably requested by the Underwriter(s) in any Underwritten Offering; and

3.1.17 otherwise, in good faith, cooperate reasonably with, and take such customary actions as may reasonably be requested by the Holders, in connection with such Registration.

Section 3.2. Registration Expenses. Including as set forth in Section 2.1.5, all Registration Expenses shall be borne by the Company. It is acknowledged by the Holders that the Holders shall bear all incremental selling expenses relating to the sale of Registrable Securities, such as Underwriters’ commissions and discounts, brokerage fees, Underwriter marketing costs and, other than as set forth in the definition of “Registration Expenses,” all reasonable fees and expenses of any legal counsel representing the Holders.

Section 3.3. Requirements for Participation in Underwritten Offerings. No person may participate in any Underwritten Offering for equity securities of the Company pursuant to a Registration initiated by the Company hereunder unless such person (i) agrees to sell such person’s securities on the basis provided in any underwriting arrangements approved by the Company and (ii) completes and executes all customary questionnaires, powers of attorney, indemnities, lock-up agreements, underwriting agreements and other customary documents as may be reasonably required under the terms of such underwriting arrangements.

Section 3.4. Suspension of Sales; Adverse Disclosure. The Company shall promptly notify each of the Holders in writing if a Registration Statement or Prospectus contains a Misstatement and, upon receipt of such written notice from the Company, each of the Holders shall forthwith discontinue disposition of Registrable Securities until he, she or it has received copies of a supplemented or amended Prospectus correcting the Misstatement, provided that the Company hereby covenants promptly to prepare and file any required supplement or amendment correcting any Misstatement promptly after the time of such notice and, if necessary, to request the immediate effectiveness thereof. If the filing, initial effectiveness or continued use of a Registration Statement or Prospectus included in any Registration Statement at any time (a) would require the Company to make an Adverse Disclosure, (b) would require the inclusion in such Registration Statement of financial statements that are unavailable to the Company for reasons beyond the Company’s control, or (c) in the good faith judgment of the Board, which judgment shall be documented in writing and provided to the Holders in the form of a written certificate signed by the Chairman of the Board, such filing, initial effectiveness or continued use of a Registration Statement would be materially detrimental to the Company. The Company shall have the right to defer the filing, initial effectiveness or continued use of any Registration Statement pursuant to (a), (b) or (c) for a period of not more than thirty (30) days and the Company shall not defer any such filing, initial effectiveness or use of a Registration Statement pursuant to this Section 3.4 no more than twice or for more than a total of sixty (60) days (in each case counting deferrals initiated pursuant to (a), (b) and (c) in the aggregate) in any 12-month period.

Section 3.5. Reporting Obligations. As long as any Holder shall own Registrable Securities, the Company, at all times while it shall be a reporting company under the Exchange Act, covenants to file timely (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to Sections 13(a) or 15(d) of the Exchange Act and to promptly furnish the Holders with true and complete copies of all such filings. The Company further covenants that it shall take such further action as any Holder may reasonably request, all to the extent required from time to time to enable such Holder to sell Ordinary Shares held by such Holder without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 promulgated under the Securities Act (or any successor rule promulgated thereafter by the Commission), including providing any legal opinions. Upon the request of any Holder, the Company shall deliver to such Holder a written certification of a duly authorized officer as to whether it has complied with such requirements.

Section 3.6. Limitations on Registration Rights. The Company shall not hereafter enter into any agreement with respect to its securities which is inconsistent with or violates the rights granted to the Holders of Registrable Securities in this Agreement and in the event of any conflict between any such agreement or agreements and this Agreement, the terms of this Agreement shall prevail.

ARTICLE IV

INDEMNIFICATION AND CONTRIBUTION

Section 4.1. Indemnification

4.1.1 The Company agrees to indemnify, to the extent permitted by law, each Holder of Registrable Securities, its officers and directors and agents and each person who controls such Holder (within the meaning of the Securities Act) against all losses, claims, damages, liabilities and expenses (including attorneys’ fees) caused by any untrue or alleged untrue statement of material fact contained in any Registration Statement, Prospectus or preliminary Prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are caused by or contained in any information furnished in writing to the Company by such Holder expressly for use therein. The Company shall indemnify the Underwriter(s), their officers and directors and each person who controls (within the meaning of the Securities Act) such Underwriter(s) to the same extent as provided in the foregoing with respect to the indemnification of the Holder.

4.1.2 In connection with any Registration Statement in which a Holder of Registrable Securities is participating, such Holder shall furnish to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with any such Registration Statement or Prospectus and, to the extent permitted by law, shall indemnify the Company, its directors and officers and agents and each person who controls (within the meaning of the Securities Act) the Company against any losses, claims, damages, liabilities and expenses (including without limitation reasonable attorneys’ fees) resulting from any untrue statement of material fact contained in the Registration Statement, Prospectus or preliminary Prospectus or any amendment thereof or supplement thereto or any omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is contained in any information or affidavit so furnished in writing by such Holder expressly for use therein; provided, however, that the obligation to indemnify shall be several, not joint and several, among such Holders of Registrable Securities, and the liability of each such Holder of Registrable Securities shall be in proportion to and limited to the net proceeds received by such Holder from the sale of Registrable Securities pursuant to such Registration Statement. The Holders of Registrable Securities shall indemnify the Underwriter(s), their officers, directors and each person who controls (within the meaning of the Securities Act) such Underwriter(s) to the same extent as provided in the foregoing with respect to indemnification of the Company.

4.1.3 Any person entitled to indemnification herein shall (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided, however, that the failure to give prompt notice shall not impair any person’s right to indemnification hereunder to the extent such failure has not materially prejudiced the indemnifying party) and (ii) unless in such indemnified party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party shall not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent shall not be unreasonably withheld, conditioned or delayed). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim. No indemnifying party shall, without the consent of the indemnified party, consent to the entry of any judgment or enter into any settlement which cannot be settled in all respects by the payment of money (and such money is so paid by the indemnifying party pursuant to the terms of such settlement) or which settlement does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

4.1.4 The indemnification provided for under this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling person of such indemnified party and shall survive the transfer of securities. The Company and each Holder of Registrable Securities participating in an offering also agrees to make such provisions as are reasonably requested by any indemnified party for contribution (pursuant to subsection 4.1.5) to such party in the event the Company’s or such Holder’s indemnification is unavailable for any reason.

4.1.5 If the indemnification provided under Section 4.1 hereof from the indemnifying party is unavailable or insufficient to hold harmless an indemnified party in respect of any losses, claims, damages, liabilities and expenses referred to herein, then the indemnifying party, in lieu of indemnifying the indemnified party, shall contribute to the amount paid or payable by the indemnified party as a result of such losses, claims, damages, liabilities and expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified party, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and indemnified party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, was made by, or relates to information supplied by, such indemnifying party or indemnified party, and the indemnifying party’s and indemnified party’s relative intent, knowledge, access to information and opportunity to correct or prevent such action; provided, however, that the liability of any Holder under this subsection 4.1.5 shall be limited to the amount of the net proceeds received by such Holder in such offering giving rise to such liability. The amount paid or payable by a party as a result of the losses or other liabilities referred to above shall be deemed to include, subject to the limitations set forth in subsections 4.1.1, 4.1.2 and 4.1.3 above, any legal or other fees, charges or expenses reasonably incurred by such party in connection with any investigation or proceeding. The parties hereto agree that it would not be just and equitable if contribution pursuant to this subsection 4.1.5 were determined by pro rata allocation or by any other method of allocation, which does not take account of the equitable considerations referred to in this subsection 4.1.5. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution pursuant to this subsection 4.1.5 from any person who was not guilty of such fraudulent misrepresentation.

ARTICLE V

LOCK-UP

Section 5.1. Lock-Up.

5.1.1 Except as permitted by Section 5.2, each New Holder shall not Transfer any Ordinary Shares beneficially owned or owned of record by such Holder until the earliest of: (i) the date that is one (1) year from the Closing Date, (ii) the last consecutive trading day where the sale price of the Ordinary Shares equals or exceeds $12.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 150 days after the Closing Date, or (iii) such date on which the Company completes a liquidation, merger, stock exchange or other similar transaction that results in all of the Company’s stockholders having the right to exchange their Ordinary Shares for cash, securities or other property (the “New Holder Lock-up Period”).

5.1.2 Except as permitted by Section 5.2, the Original Holder shall not Transfer (A) any Private Placement Warrants for a period ending thirty (30) days after the Closing Date (the “Original Holder Warrant Lock-up Period”) or (B) any Ordinary Shares beneficially owned or owned of record by the Original Holder until the earliest of: (i) the date that is one (1) year from the Closing Date, (ii) the last consecutive trading day where the sale price of the Ordinary Shares equals or exceeds $12.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 150 days after the Closing Date, or (iii) such date on which the Company completes a liquidation, merger, stock exchange or other similar transaction that results in all of the Company’s stockholders having the right to exchange their Ordinary Shares for cash, securities or other property (the “Original Holder Share Lock-up Period”, and together with the Original Holder Warrants Lock-up Period, the “Original Holder Lock-up Period”).

Section 5.2. Exceptions. The provisions of Section 5.1 shall not apply to:

5.2.1 transactions relating to Ordinary Shares acquired in open market transactions;

5.2.2 Transfers of Ordinary Shares or any security convertible into or exercisable or exchangeable for Ordinary Shares as a bona fide gift;

5.2.3 Transfers of Ordinary Shares to a trust, or other entity formed for estate planning purposes for the primary benefit of the spouse, domestic partner, parent, sibling, child or grandchild of the undersigned or any other person with whom the undersigned has a relationship by blood, marriage or adoption not more remote than first cousin;

5.2.4 Transfers by will or intestate succession upon the death of the undersigned;

5.2.5 the Transfer of Ordinary Shares pursuant to a qualified domestic order or in connection with a divorce settlement;

5.2.6 if the undersigned is a corporation, partnership (whether general, limited or otherwise), limited liability company, trust or other business entity, (i) Transfers to another corporation, partnership, limited liability company, trust or other business entity that controls, is controlled by or is under common control or management with the undersigned, (ii) distributions of Ordinary Shares to partners, limited liability company members or stockholders of the undersigned;

5.2.7 Transfers to the Company’s officers, directors or their affiliates;

5.2.8 pledges of Ordinary Shares or other Registrable Securities as security or collateral in connection with any borrowing or the incurrence of any indebtedness by any Holder; provided, however, that such borrowing or incurrence of indebtedness is secured by a portfolio of assets or equity interests issued by multiple issuers;

5.2.9 Transfers pursuant to a bona fide third-party tender offer, merger, stock sale, recapitalization, consolidation or other transaction involving a Change in Control of the Company; provided, however, that in the event that such tender offer, merger, recapitalization, consolidation or other such transaction is not completed, the Ordinary Shares subject to this Agreement shall remain subject to this Agreement;

5.2.10 the establishment of a trading plan pursuant to Rule 10b5-1 promulgated under the Exchange Act; provided, however, that such plan does not provide for the Transfer of Ordinary Shares or any securities convertible into or exercisable or exchangeable for Ordinary Shares during the New Holder Lock-Up Period or Original Holder Lock-Up Period, as applicable;

5.2.11 Transfers of Ordinary Shares to satisfy tax withholding obligations in connection with the exercise of options to purchase Ordinary Shares or the vesting of stock-based awards;

5.2.12 Transfers of Ordinary Shares in payment on a “net exercise” or “cashless” basis of the exercise or purchase price with respect to the exercise of options to purchase Ordinary Shares;

5.2.13 Transfers of Ordinary Shares purchased by any Holder in the PIPE; and

5.2.14 With respect to 5.1.1., after 180 days from the Closing Date, Transfers solely to the extent required to cover tax obligations of such New Holder or its direct and indirect shareholders.

provided, however, that in the case of any Transfer pursuant to Sections 5.2.2 through 5.2.7, each donee, distributee or other transferee shall agree in writing, in form and substance reasonably satisfactory to the Company, to be bound by the provisions of this Agreement.

Section 5.3. Early Release of Lock-Up Restrictions. In the event that any Holder is granted a discretionary waiver or termination of the restrictions set forth in Section 5.1 above, such discretionary release or waiver shall apply pro rata to all Holders based on the number of shares held.

ARTICLE VI

TERMINATION

Section 6.1. Termination. This Agreement shall terminate upon the earliest to occur of: (i) the termination of the Business Combination Agreement, and (ii) the date on which neither the Holders nor any of their permitted assignees hold any Registrable Securities.

Section 6.2. Effect of Business Combination Termination. In the event of a termination of this Agreement as a result of the termination of the Business Combination Agreement, this Agreement shall become void and the Prior Agreement shall continue in full force and effect.

ARTICLE VIII

GENERAL PROVISIONS

Section 7.1. Notices. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly given upon receipt) by delivery in person, by e-mail or by registered or certified mail (postage prepaid, return receipt requested) to the respective parties at the following addresses or e-mail addresses (or at such other address or email address for a party as shall be specified in a notice given in accordance with this Section 7.1. ):

If to the Company, to it at:

Wallbox N.V.

Carrer del Foc, 68

Barcelona, Spain 08038

Attention: Enric Asunción Escorsa

Email: enric@wallbox.com

with a copy (which shall not constitute notice) to:

Latham & Watkins LLP

811 Main Street

Suite 3700

Houston, TX 77002

United States

Attention: Ryan Maierson

Email: Ryan.Maierson@lw.com

If to a Holder, to the address or email address set forth for Holder on the signature page hereof.

Section 7.2. Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the fullest extent possible.

Section 7.3. Entire Agreement; Assignment. This Agreement constitutes the entire agreement among the parties with respect to the subject matter hereof and supersedes all prior agreements and undertakings, both written and oral, among the parties, or any of them, with respect to the subject matter hereof. This Agreement shall not be assigned (whether pursuant to a merger, by operation of law or otherwise), by any party without the prior express written consent of the other parties hereto, except that a Holder may, without consent, assign such Holder’s rights under this Agreement to any transferee of Ordinary Shares permitted under Sections 5.2.2-5.2.7 (such transferees, “Permitted Transferees”).

Section 7.4. Parties in Interest. This Agreement shall be binding upon and inure solely to the benefit of each party hereto (and its respective permitted assigns), and nothing in this Agreement, express or implied, is intended to or shall confer upon any other person any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

Section 7.5. Governing Law. NOTWITHSTANDING THE PLACE WHERE THIS AGREEMENT MAY BE EXECUTED BY ANY OF THE PARTIES HERETO, THE PARTIES EXPRESSLY AGREE THAT (I) THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED UNDER THE LAWS OF THE STATE OF NEW YORK AS APPLIED TO AGREEMENTS AMONG NEW YORK RESIDENTS ENTERED INTO AND TO BE PERFORMED ENTIRELY WITHIN NEW YORK, WITHOUT REGARD TO THE CONFLICT OF LAW PROVISIONS OF SUCH JURISDICTION AND (II) THE VENUE FOR ANY ACTION TAKEN WITH RESPECT TO THIS AGREEMENT SHALL BE ANY STATE OR FEDERAL COURT IN NEW YORK COUNTY IN THE STATE OF NEW YORK.

Section 7.6. Waiver of Jury Trial. EACH OF THE PARTIES HERETO HEREBY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY WITH RESPECT TO ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT. EACH OF THE PARTIES HERETO (I) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THAT FOREGOING WAIVER AND (II) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY, AS APPLICABLE, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 7.6.

Section 7.7. Headings; Interpretation. The descriptive headings contained in this Agreement are included for convenience of reference only and shall not affect in any way the meaning or interpretation of this Agreement. The parties have participated jointly in the negotiation and drafting of this Agreement. If any ambiguity or question of intent arises, this Agreement will be construed as if drafted jointly by the parties and no presumption or burden of proof will arise favoring or disfavoring any party because of the authorship of any provision of this Agreement. Unless the context of this Agreement clearly requires otherwise, use of the masculine gender shall include the feminine and neutral genders and vice versa, and the definitions of terms contained in this Agreement are applicable to the singular as well as the plural forms of such terms. The words “includes” or “including” shall mean “including without limitation.” The words “hereof,” “hereby,” “herein,” “hereunder” and similar terms in this Agreement shall refer to this Agreement as a whole and not any particular section or article in which such words appear, the word “extent” in the phrase “to the extent” shall mean the degree to which a subject or other thing extends and such phrase shall not mean simply “if.” Any reference to a law shall include any rules and regulations promulgated thereunder, and shall mean such law as from time to time amended, modified or supplemented. References herein to any contract (including this Agreement) mean such contract as amended, supplemented or modified from time to time in accordance with the terms thereof.

Section 7.8. Counterparts. This Agreement may be executed and delivered (including by facsimile or portable document format (pdf) transmission) in counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.

Section 7.9. Specific Performance. The parties hereto agree that irreparable damage would occur in the event any provision of this Agreement was not performed in accordance with the terms hereof and that the parties shall be entitled to specific performance of the terms hereof, in addition to any other remedy at law or in equity. Each of the parties hereby further waives (a) any defense in any action for specific performance that a remedy at law would be adequate and (b) any requirement under any Law to post security or a bond as a prerequisite to obtaining equitable relief.

Section 7.10. Expenses. Except as otherwise provided herein, all costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such costs and expenses, whether or not the transactions contemplated hereby are consummated.

Section 7.11. Amendment. This Agreement may be amended in writing by the parties hereto at any time prior to the Effective Time. Following the Effective Time, this Agreement may not be amended except by an instrument in writing signed by (i) the Company, (ii) the Original Holder (provided the Original Holder or its Permitted Transferee(s) holds Registrable Securities at the time of such amendment), and (iii) New Holders holding at least a majority in interest of the then-outstanding number of Registrable Securities held by all New Holders (provided the New Holders or their Permitted Transferees hold Registrable Securities at the time of such amendment).

Section 7.12. Waiver. At any time, (i) the Company may (a) extend the time for the performance of any obligation or other act of any Holder, (b) waive any inaccuracy in the representations and warranties of any Holder contained herein or in any document delivered by such Holder pursuant hereto and (c) waive compliance with any agreement of such Holder or any condition to its own obligations contained herein. At any time, (i) the Holders may (a) extend the time for the performance of any obligation or other act of the Company, (b) waive any inaccuracy in the representations and warranties of the Company contained herein or in any document delivered by the Company pursuant hereto and (c) waive compliance with any agreement of the Company or any condition to their own obligations contained herein. Any such extension or waiver shall be valid if set forth in an instrument in writing signed by the party or parties to be bound thereby.

Section 7.13. Further Assurances. At the request of the Company, in the case of any Holder, or at the request of any Holder, in the case of the Company, and without further consideration, each party shall execute and deliver or cause to be executed and delivered such additional documents and instruments and take such further action as may be reasonably necessary to consummate the transactions contemplated by this Agreement.

Section 7.14. No Strict Construction. The language used in this Agreement shall be deemed to be the language chosen by the parties to express their mutual intent and no rule of strict construction shall be applied against any party.

(Next Page is Signature Page)

Excecution Version

IN WITNESS WHEREOF, each of the parties has executed this Agreement as of the date first written above.

COMPANY:

Wallbox N.V.

By:	/s/ Enric Asunción Escorsa
Name: Enric Asunción Escorsa
Title: Chief Executive Officer

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, each of the undersigned has executed this Agreement as of the date first written above.

ORIGINAL HOLDER:

KENSINGTON CAPITAL SPONSOR II LLC

By:	Kensington Capital Partners, LLC

Its:	Managing Member

By:	/s/ Justin Mirro
Name:	Justin Mirro
Title:	Managing Member

Address:

Email:

IN WITNESS WHEREOF, each of the undersigned has executed this Agreement as of the date first written above.

HOLDER: INVERSIONES FINANCIERAS PERSEO S.L.

By:	/s/ Diego Diaz /s/ Javier Salazar
Print Name:	Diego Diaz Javier Salazar
Title:	Co-managing Director Co-managing Director

Address:	Plaza Euskadi 5, Bilbao, Spain

Email:	mluengo@iberdrola.es

IN WITNESS WHEREOF, each of the undersigned has executed this Agreement as of the date first written above.

HOLDER: Leandro Martĺn Sigman Gold

By:	/s/ Leandro Sigman
Print Name:	Leandro Sigman
Title:

Address:	C/ Manuel Pombo Angulo 28, 3ª Planta Madrid (Spain)

Email:	Ana.Mondedeu@InsudPharma.com

IN WITNESS WHEREOF, each of the undersigned has executed this Agreement as of the date first written above.

HOLDER: Mingkiri S.L.

By:	/s/ Marc Sabe
Print Name:	Marc Sabe
Title:	Authorized Representative

Address:	Marques de Sentmenat 97Barcelona (Spain)

Email:	msabe@eurofred.com

IN WITNESS WHEREOF, each of the undersigned has executed this Agreement as of the date first written above.

HOLDER: FPCI SINO French Innovation Fund II

By:	/s/ Jacobo Abitbol
Print Name:	Cathay Innovation SAS, duly represented by Mr. Jacobo Abitbol
Title:	Authorized Signatory

Address:	52 rue d’Anjou, Paris (France)

Email:	jacky.abitbol@cathay.fr

IN WITNESS WHEREOF, each of the undersigned has executed this Agreement as of the date first written above.

HOLDER: ORILLA ASSET MANAGEMENT, S.L.

By:	/s/ Francisco Jose Riberas Mera
Print Name:	Francisco Jose Riberas Mera
Title:	Sole Director

Address:	Alfonso XII, 16 Madrid (Spain)

Email:	regues@gestamp.com

IN WITNESS WHEREOF, each of the undersigned has executed this Agreement as of the date first written above.

HOLDER: Aleix Rull Sanahuja

By:	/s/ Aleix Rull
Print Name:	Aleix Rull
Title:

Address:	E1Catllar, at Avenida Catalunya 14 Tarragona (Spain)

Email:	aleix@wallbox.com

IN WITNESS WHEREOF, each of the undersigned has executed this Agreement as of the date first written above.

HOLDER: AM GESTIÓ S.L.

By:	/s/ Javier Alonso Martín
Print Name:	Javier Alonso Martín
Title:	Authorized Signatory

Address:	Calle Rosselló no 224, 3[o]A Barcelona (Spain)

Email:	xavi@amgestio.es

IN WITNESS WHEREOF, each of the undersigned has executed this Agreement as of the date first written above.

HOLDER: Black Label Equity I SCR S.A.

By:	/s/ José Luis Diaz
Print Name:	José Luis Diaz
Title:	Authorized Signatory

Address:	Plaza de la Independencia 6 Madrid (Spain)

Email:	lsanchezalciturri@labelinvestments.com

IN WITNESS WHEREOF, each of the undersigned has executed this Agreement as of the date first written above.

HOLDER: Carlos Torres Vila

By:	/s/ Carlos Torres
Print Name:	Carlos Torres
Title:

Address:	C/ Azul núm. 4 Madrid (Spain)

Email:	ctvila@gmail.com

IN WITNESS WHEREOF, each of the undersigned has executed this Agreement as of the date first written above.

HOLDER: Consilium S.L.

By:	/s/ Marc Puig Guasch
Print Name:	Marc Puig Guasch
Title:	Jointly Authorized Signatory

Address:	Entenza 325 9º planta Barcelona Spain)

Email:	marc.puig@puig.es

HOLDER: Consilium S.L.

By:	/s/ Marian Puig Guasch
Print Name:	Marian Puig Guasch
Title:	Jointly Authorized Signatory

Address:	Entenza 325 9º planta Barcelona Spain)

Email:	marian.puig.jr@isdin.com

IN WITNESS WHEREOF, each of the undersigned has executed this Agreement as of the date first written above.

HOLDER: Copec Overseas SPA

By:	/s/ Juan Carlos Balmaceda
Print Name:	Juan Carlos Balmaceda
Title:	Legal Representative Calle Isidora Goyenechea 2,915, Las

Address:	Condes, Santiago (Chile)

Email:	bwalsh@windventures.vc

HOLDER: Copec Overseas SPA

By:	/s/ Leonardo Ljubetic
Print Name:	Leonardo Ljubetic
Title:	Legal Representative Calle Isidora Goyenechea 2,915, Las

Address:	Condes, Santiago (Chile)

Email:	bwalsh@windventures.vc

IN WITNESS WHEREOF, each of the undersigned has executed this Agreement as of the date first written above.

HOLDER: David Riba Magrazo

By:	/s/ David Riba
Print Name:	David Riba
Title:

Address:	C/ Paris 70ª Barcelona (Spain)

Email:	david_riba_m@hotmail.com

IN WITNESS WHEREOF, each of the undersigned has executed this Agreement as of the date first written above.

HOLDER: Eduard Castañeda Mañé

By:	/s/ Eduard Castañeda Mañé
Print Name:	Eduard Castañeda Mañé
Title:

Address:	Calle Florenci Vives, número 3, puerta 2ª Tarragona (Spain)

Email:	eduard@wallbox.com

IN WITNESS WHEREOF, each of the undersigned has executed this Agreement as of the date first written above.

HOLDER: Endeavor Catalyst III, L.P.

By:	/s/ Allen Taylor
Print Name:	Allen Taylor
Title:	Authorized Signatory

Address:	900 Broadway, Suite 301, New York, NY 10003, USA,

Email:	maria.enriquez@endeavor.org

IN WITNESS WHEREOF, each of the undersigned has executed this Agreement as of the date first written above.

HOLDER: Infisol 3000, S.L.

By:	/s/ Pol Soler
Print Name:	Pol Soler Masferrer
Title:	Authorized Representative

Address:	Calle Josep Irla i Bosch, números 1-3 Barcelona (Spain)

Email:	psoler@quadis.es

IN WITNESS WHEREOF, each of the undersigned has executed this Agreement as of the date first written above.

HOLDER: Jaime Carvajal Urquijo

By:	/s/ Jaime Carvajal Urquijo
Print Name:	Jaime Carvajal Urquijo
Title:

Address:	Calle Hermanos Becquer 10Madrid (Spain)

Email:	jcarvajalur7@gmail.com

IN WITNESS WHEREOF, each of the undersigned has executed this Agreement as of the date first written above.

HOLDER: Jaume Santacana Senpau

By:	/s/ Jaume Santacana
Print Name:	Jaume Santacana
Title:

Address:	C/ Ferran Puig 74 3 ° 3ª Barcelona (Spain)

Email:	jsantacana@eurofred.com

IN WITNESS WHEREOF, each of the undersigned has executed this Agreement as of the date first written above.

HOLDER: José Maria Tarragó

By:	/s/ José Maria Tarrago
Print Name:	José Maria Tarrago
Title:

Address:	Cerdanyola del Valles, at Calle Can Miró, número 10 Barcelona (Spain)

Email:	jose.maria.tarrago@gmail.com

IN WITNESS WHEREOF, each of the undersigned has executed this Agreement as of the date first written above.

HOLDER: Jordi Cano Zamora

By:	/s/ Jordi Cano Zamora
Print Name:	Jordi Cano Zamora
Title:

Address:	Dr Ferran 7-9 08034 Barcelona (Spain)

Email:	jordi@wallbox.com

IN WITNESS WHEREOF, each of the undersigned has executed this Agreement as of the date first written above.

HOLDER:

Jordi Lainz Gavalda

By:	/s/ Jordi Lainz Gavalda
Print
Name:	Jordi Lainz Gavalda
Title:

Address:	C Foc 68 Barcelona (Spain)

Email:	jordi.lainz@wallbox.com

IN WITNESS WHEREOF, each of the undersigned has executed this Agreement as of the date first written above.

HOLDER: Juan Campmany Ibañez

By:	/s/ Juan Campmany
Print Name:	Juan Campmany Ibañez
Title:

Address:	Barcelona, at Calle Pau Alcover, 50 (Spain)

Email:	jcampmany10@yahoo.es

IN WITNESS WHEREOF, each of the undersigned has executed this Agreement as of the date first written above.

HOLDER: Kariega Ventures S.L.

By:	/s/ Enric Asunción Escorsa
Print Name:	Enric Asunción Escorsa
Title:	Sole Director

Address:	Av. Diagonal 419, 4 Planta 08008 Barcelona (Spain)

Email:	enric@wallbox.com

IN WITNESS WHEREOF, each of the undersigned has executed this Agreement as of the date first written above.

HOLDER: Klaus Kersting

By:	/s/ Klaus Kersting
Print Name:	Klaus Kersting
Title:

Address:	Medinya C / Migdia 40 Girona (Spain)

Email:	Klaus.Kersting@idiada.com

IN WITNESS WHEREOF, each of the undersigned has executed this Agreement as of the date first written above.

HOLDER: Marina Planas López

By:	/s/ Marina Planas López
Print Name:	Marina Planas López
Title:

Address:	Castelldefels, Calle Manuel Girona, número 54 Barcelona (Spain)

Email:	marina@the-ntwk.com

IN WITNESS WHEREOF, each of the undersigned has executed this Agreement as of the date first written above.

HOLDER: Night’s Watch Partners S.L.

By:	/s/ Manuel Marín Berja
Print Name:	Manuel Marín Berja
Title:	Sole Director

Address:	Calle Sector Oficios, 23 Tres Cantos (Madrid)

Email:	manu@aequusglobalcapital.com

IN WITNESS WHEREOF, each of the undersigned has executed this Agreement as of the date first written above.

HOLDER: Oriol Riba Magrazo

By:	/s/ Oriol Riba Magrazo
Print Name:	Oriol Riba Magrazo
Title:

Address:	Aribau 218 08006 Barcelona (Spain)

Email:	oriol.riba@wallbox.com

IN WITNESS WHEREOF, each of the undersigned has executed this Agreement as of the date first written above.

HOLDER: Seaya Ventures II, Fondo De Capital Riesgo

By:	/s/ Beatriz Gonzalez Ordoñez
Print
Name:	Beatriz Gonzalez Ordoñez
Title:	Authorized Signatory

Address:	Calle Alcalá, número 54 Madrid (Spain)

Email:	bg@seayaventures.com

IN WITNESS WHEREOF, each of the undersigned has executed this Agreement as of the date first written above.

HOLDER: Tarci Tech S.L.

By:	/s/ José Maria Tarragó Pujol
Print Name:	José Maria Tarragó Pujol
Title:	Joint and several director

Address:	Calle Fernando Puig 83 Barcelona (Spain)

Email:	jose.maria.tarrago@gmail.com

IN WITNESS WHEREOF, each of the undersigned has executed this Agreement as of the date first written above.

HOLDER: Wabisabi Inversión y Servicios S.L.

By:	/s/ Javier Monzón De Caceres
Print Name:	Javier Monzón De Caceres
Title:	Joint and Several Director

Address:	C/ Segre 16 Madrid (Spain)

Email:	jm@wabisabix.com

Original Holder

Kensington Capital Sponsor II LLC

New Holders

Name of Holder	Number of Shares
	Class A	Class B
Kariega Ventures, S.L.	—	18,618,950
Mingkiri, S.L.	14,992,038
Infisol 3000, S.L.	12,952,774
Inversiones Financieras Perseo, S.L.	16,697,530
Seaya Ventures II, Fondo de Capital Riesgo	11,505,865
Black Label Equity I SCR, S.A.	9,110,175
AM Gestió, S.L.	7,689,293
FPCI SINO French Innovation Fund II	7,512,888
Copec Overseas SpA	4,434,713
Consilium, S.L.	2,907,554
Mr. Eduard Castañeda Mañe	—	4,631,843
Mr. Juan Campmany Ibañez	2,602,700
Tarci Tech, S.L.	2,281,219
Mr. Jordi Cano Zamora	2,173,737
Night’s Watch Partners, S.L.	1,890,572
Orilla Asset Management, S.L.	2,778,142
Catalyst	1,320,629
Mr. José Tarrago Pujol	915,765
Mr. Jaume Santacana Senpau	771,170
Mr. Oriol Riba Magrazo	747,071
Mr. David Riba Magrazo	578,377
Ms. María Planas Lopez	554,278
Mr. Aleix Rull Sanahuja	433,783
Mr. Carlos Torres Vila	381,006
Mr. Klaus Kersting	362,450
Mr. Leandro Sigman Gold	339,074
Mr. Jordi Lainz Gavalda	291,116
Wabisabi Inversión y Servicios, S.L.	289,429
Mr. Jaime Carvajal Urquijo	265,089

Total	106,778,437	23,250,793